UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2024
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, N.W.,			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Company’s annual meeting of shareholders was held on May 7, 2024. At the annual meeting, the Company’s shareholders voted on the following proposals:
1.    To elect the thirteen directors named in the Company’s proxy statement to terms expiring in 2025. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Rainer M. Blair	617,006,356	13,153,236	646,691	33,025,986
Feroz Dewan	617,006,321	12,629,522	1,170,440	33,025,986
Linda Filler	561,873,256	68,221,238	711,789	33,025,986
Teri List	489,612,702	140,186,350	1,007,231	33,025,986
Jessica L. Mega, MD, MPH	620,823,514	9,340,678	642,091	33,025,986
Mitchell P. Rales	595,648,504	34,352,691	805,088	33,025,986
Steven M. Rales	590,591,256	39,582,134	632,893	33,025,986
Pardis C. Sabeti, MD, D. Phil	593,094,641	37,057,769	653,873	33,025,986
A. Shane Sanders	497,919,918	131,876,005	1,010,360	33,025,986
John T. Schwieters	465,914,759	163,630,380	1,261,144	33,025,986
Alan G. Spoon	541,141,424	88,988,855	676,004	33,025,986
Raymond C. Stevens, PhD	499,219,288	130,608,366	978,629	33,025,986
Elias A. Zerhouni, MD	599,902,732	29,752,439	1,151,112	33,025,986
2.    To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of shareholders as follows:

For	626,995,788
Against	35,879,628
Abstain	956,853
3.    To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	586,649,118
Against	41,950,464
Abstain	2,206,701
Broker Non-Votes	33,025,986
4.    To act upon a shareholder proposal requesting that Danaher amend its governing documents to reduce the percentage of shares required for shareholders to call a special meeting of shareholders from 25% to 15%. The proposal was rejected by a vote of shareholders as follows:

For	271,920,031
Against	357,574,684
Abstain	1,311,568
Broker Non-Votes	33,025,986

5.    To act upon a shareholder proposal requesting a report to shareholders on the effectiveness of the Company’s diversity, equity and inclusion efforts. The proposal was rejected by a vote of shareholders as follows:

For	88,078,310
Against	537,661,613
Abstain	5,066,360
Broker Non-Votes	33,025,986

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	May 8, 2024	By:	/s/ James F. O'Reilly
James F. O'Reilly
Senior Vice President, Deputy General Counsel and Secretary